TRUST FOR U.S. TREASURY OBLIGATIONS

SUPPLEMENT TO PROSPECTUS DATED NOVEMBER 30, 1998

At a meeting to be held on March 29, 1999, shareholders of the Fund will be asked to vote on the changes described below. If approved by shareholders, these changes will take effect as of April 1, 1999, except Proposal 7, which will occur on or after April 23, 1999. Shareholders will be notified if any of these changes are not approved.

Please keep this supplement for your records.

Shareholders will be asked to consider proposals:

          (1)  To elect seven Trustees.

          (2)  To ratify the selection of the Trust's independent auditors.

          (3)  To make changes to the Trust's fundamental investment policies:

               (a) To make non-fundamental, and to amend, the Trust's fundamental investment policy regarding maturity of money market instruments;

               (b) To amend the Trust's fundamental investment policy regarding borrowing to permit the purchase of securities while borrowings are outstanding; and

               (c) To amend the Trust's fundamental investment policy regarding pledging securities to permit the Trust to pledge assets to secure permitted borrowings.

          (4) To eliminate the Trust's fundamental investment policy regarding the average maturity of securities in the Trust's portfolio.

          (5) To approve a clarifying amendment to the Trust's Investment Advisory Agreement to exclude Rule 12b-1 fees and shareholder service fees from the expense cap.

          (6) To approve an amendment and restatement to the Trust's Declaration of Trust to require the approval of a "1940 Act" majority of the shareholders in the event of the sale and conveyance of the assets of the Trust to another trust or corporation.

          (7) To approve a proposed Agreement and Plan of Reorganization between the Trust and Money Market Obligations Trust, on behalf of its series, Trust for U.S. Treasury Obligations (the "New Fund"), whereby the New Fund would acquire all of the assets of the Trust in exchange for shares of the New Fund to be distributed PRO RATA by the Trust to its shareholders in complete liquidation and termination of the Trust.

                                                                January 21, 1999

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Federated Investors

Federated Securities Corp., Distributor

Federated Investors, Inc.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
www.federatedinvestors.com

Cusip 898334107
G02542-02 (1/99)